In July 2007, The Hartford Floating Rate Fund (the
"Fund") and more than 60 other lenders (known collectively as the "Transeastern Lenders") accepted the payoff of a guarantee from Tousa, Inc.
("Tousa"), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the "Subsidiaries"). In January 2008, Tousa filed petitions for relief under Chapter 11 of the U.S. Bankruptcy Code. In July 2008, a committee of creditors of the Subsidiaries (the "Committee") brought suit in the Bankruptcy Court of the Southern
District of Florida (the "Bankruptcy Court") against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the Bankruptcy Court ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the U.S. District
Court for the Southern District of Florida (the "District
Court"). On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders (including the Fund) and quashed the Bankruptcy Court's opinion. The Committee appealed to the U.S. Circuit Court of Appeals for the Eleventh Circuit (the "Eleventh Circuit"), which reinstated the Bankruptcy Court opinion, but remanded back to the District Court on the question of remedies. The District Court then in turn remanded one issue back to the Bankruptcy Court for a report and recommendation. On April 1, 2016, the Bankruptcy
Court issued its report and recommendation, which was unfavorable in many respects to the Transeastern Lenders. On March 8, 2017, the District
Court accepted the report and recommendation and ordered the Transeastern Lenders to disgorge and return the payoff amount, plus prejudgment interest. The
Transeastern Lenders appealed the District
Court's decision to the Eleventh Circuit and entered into settlement negotiations. On December 19, 2017, the parties to the Tousa matter entered into a settlement agreement, which was approved by the Bankruptcy Court in January 2018. As part of that settlement agreement, the Fund paid $1,972,739.72, which represents a portion of the proceeds it received as part of the loan guarantee payments. As part of the settlement agreement, the Fund was released from any further claims in this matter.